UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2017

INDOOR HARVEST CORP.
(Exact name of registrant as specified in its charter)

Texas	000-55594	45-5577364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

713-410-7903

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations of John Choo, Pawel Hardej and Chad Sykes

On August 9, 2016, John Choo resigned as Chief Executive Officer of Indoor Harvest Corp. (the “Company”) and as a member of the board of directors (the “Board”) of the Company. Mr. Choo's resignation was not the result of any disagreement with the Company, any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices, the Company’s management or the Board. A majority of the Board decided to restructure the Board to better reflect the Company's current business direction, and Mr. Choo voluntarily agreed to resign as part of such restructuring effort.

On August 9, 2016, Mr. Chad Sykes resigned as Chief Innovation Officer of the Company and as a member of the Board. Mr. Sykes’ resignation was not the result of any disagreement with the Company, any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices, the Company’s management or the Board. A majority of the Board decided to restructure the Board to better reflect the Company's current business direction, and Mr. Sykes voluntarily agreed to resign as part of such restructuring effort.

On August 9, 2016, Mr. Pawel Hardej resigned as a member of the Board. Mr. Hardej’s resignation was not the result of any disagreement with the Company, any matter relating to the Company’s operations, policies (including accounting or financial policies) or practices, the Company’s management or the Board. A majority of the Board decided to restructure the Board to better reflect the Company's current business direction, and Mr. Hardej voluntarily agreed to resign as part of such restructuring effort.

Appointment of Rick Gutshall

On August 9, 2017, Rick Gutshall was appointed Interim Chief Executive Officer and Chief Financial Officer of the Company and as a member of the Board.

There are no family relationships between Mr. Gutshall and any of our other officers and directors.

Since June 2016, Mr. Gutshall has served as Chief Financial Officer of Alamo CBD LLC, and since August 1999, he has served as a principal of KW Gutshall & Associates (“KW Gutshall”). Mr. Gutshall is responsible for personalized financial planning, asset management and retirement planning for clients at KW Gutshall and has been a licensed financial adviser since 1997. Mr. Gutshall received his Bachelor of Business Administration, Management and Operations from Concordia University-Austin in 1997. As a member of the Board, Mr. Gutshall will contribute the benefits of his executive leadership and management experience in finance, business development, contract negotiations and public speaking. His contributions and deep understanding of all aspects of our business and industry will provide substantial experience to attract capital and guide management in financial decisions.

Rick Gutshall Agreements

On August 9, 2017, the Company entered into a director agreement (the “Gutshall Director Agreement”), employment agreement (the “Gutshall Employment Agreement”) and an indemnity agreement (the “Gutshall Indemnity Agreement”) with Rick Gutshall.

Pursuant to the terms of the Gutshall Director Agreement, Mr. Gutshall shall serve as a member of the Company’s Board and will receive a stock award in such amount as determined by the Board upon the earlier of (i) 30 days from August 9, 2017 and (ii) the closing of a financing pursuant to which the Company receives a minimum of $500,000 in proceeds. In addition, Mr. Gutshall shall be reimbursed for all reasonable travel and other incidental expenses incurred in the performance of his services, including attendance at meetings, as approved by the Company.

Pursuant to the terms of the Gutshall Employment Agreement, Mr. Gutshall shall serve as Interim Chief Executive Officer and Chief Financial Officer of the Company. The initial term of the agreement will expire on August 9, 2018, and commencing on August 9, 2018 and on each anniversary of such date thereafter, the term of the Gutshall Employment Agreement shall automatically renew for one year periods, unless earlier terminated pursuant to the terms of the Gutshall Employment Agreement. In consideration for Mr. Gutshall’s services, the Board shall determine Mr. Gutshall’s compensation upon the earlier of (i) 30 days from August 9, 2017 and (ii) the closing of a financing pursuant to which the Company receives a minimum of $500,000 in proceeds.

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The foregoing description is a summary only, does not purport to set forth the complete terms of the Gutshall Director Agreement and Gutshall Employment Agreement, and is qualified in its entirety by reference to the Gutshall Director Agreement and Gutshall Employment Agreement filed as Exhibit 10.1 and 10.2, respectively to this Current Report on Form 8-K and is hereby incorporated by reference.

Appointment of Annette Knebel

On August 9, 2017, Annette Knebel was appointed Chief Accounting Officer of the Company and as a member of the Board.

There are no family relationships between Ms. Knebel and any of our other officers and directors.

Since June 2016, Ms. Knebel has operated a financial reporting and business consulting firm offering outsourced accounting management. From July 2014 to June 2016, Ms. Knebel worked for Shawcor Ltd., a pipeline services company as both the Division Manager of Policy and Compliance and Division Assistant Controller. From June 2013 until February 2014, Ms. Knebel was the Senior Balance Sheet Accounting Analyst for Hewlett-Packard, working directly with the CFO, Corporate Controller and Investor Relations ensuring proper cash flow reporting and guidance to ensure compliance with U.S. generally accepted accounting principles, or GAAP, and corporate policies. From April 2012 until June 2013, Ms. Knebel worked as an Internal Audit Supervisor for KBR, Inc. (“KBR”), an engineering company, managing anti-corruption and operational audits across KBR’s multi-national business segments as well as risk management and developing corporate accounting policies and procedures. From 1998 until 2011, Ms. Knebel worked for various accounting firms as an Assurance Manager and Assurance Senior, responsible for both private and public company accounting and audits. Ms. Knebel received a Bachelor of Business Administration from the University of Houston in 1998. Ms. Knebel has been a Certified Public Accountant since 2004. As a member of the Board and Chief Accounting Officer, Ms. Knebel will contribute the benefits of her senior level accounting experience and will manage the Company’s accounting policy and procedures. Her contributions and deep understanding of all aspects of our business and industry will provide substantial experience to develop accounting procedures and policies and guide management in accounting decisions.

Annette Knebel Agreements

On August 9, 2017, the Company entered into a director agreement (the “Knebel Director Agreement”), employment agreement (the “Knebel Employment Agreement”) and an indemnity agreement (the “Knebel Indemnity Agreement”) with Annette Knebel.

Pursuant to the terms of the Knebel Director Agreement, Ms. Knebel shall serve as a member of the Company’s Board and will receive a stock award in such amount as determined by the Board upon the earlier of (i) 30 days from August 9, 2017 and (ii) the closing of a financing pursuant to which the Company receives a minimum of $500,000 in proceeds. In addition, Ms. Knebel shall be reimbursed for all reasonable travel and other incidental expenses incurred in the performance of her services, including attendance at meetings, as approved by the Company.

Pursuant to the terms of the Knebel Employment Agreement, Ms. Knebel shall serve as Chief Accounting Officer of the Company. The initial term of the agreement will expire on August 9, 2018, and commencing on August 9, 2018 and on each anniversary of such date thereafter, the term of the Knebel Employment Agreement shall automatically renew for a one year period, unless earlier terminated pursuant to the terms of the Knebel Employment Agreement. In consideration for Ms. Knebel’s services, Ms. Knebel shall receive (i) an annual base salary of $75,000 and (ii) 250,000 shares of restricted common stock of the Company. In addition, Ms. Knebel shall be eligible to participate in any equity-based incentive compensation plan or programs adopted by the Board.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Knebel Director Agreement and Knebel Employment Agreement, and is qualified in its entirety by reference to the Knebel Director Agreement and Knebel Employment Agreement filed as Exhibit 10.3 and 10.4, respectively to this Current Report on Form 8-K and is hereby incorporated by reference.

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Appointment of Dr. Lang Coleman

On August 9, 2017, Dr. Lang Coleman was appointed as a member of the Board.

There are no family relationships between Dr. Coleman and any of our other officers and directors.

Dr. Coleman is a proud disabled Army veteran, long-time Texas resident, and psychologist specializing in Neuropsychology. Dr. Coleman received his B.S. and M.A. from Austin Peay State University in Clarksville, Tennessee, his Ph.D. in Clinical Psychology from the University of Kansas, and he attended law school at the University of Texas at Austin. Dr. Coleman completed his medical internship at William Beaumont Army Medical Center in El Paso, Texas, and spent 22 years, from September 1972 through September 1994, in U.S. Army Psychiatry. A pensioned Army Officer and decorated combat veteran, Dr. Coleman formerly directed soldiers and planned both treatments and evacuations for psychiatric casualties in a theatre of war for over 30,000 soldiers and marines. From his time as an Army Major, he has extensive knowledge and experience with chain of custody in his dealings with deliverables ranging from drug-testing biological samples to weapons and ordinance and holds the Combat Medical Badge. After serving 17 years, from August 1998 through May 2015, Dr. Coleman retired as a tenured professor of psychology at St. Philip's College in San Antonio, Texas, where he taught Abnormal Psychology and Statistics courses. Dr. Coleman authored curriculum in 1994 for a juvenile justice alternative education program and licensed the copyright, for one year, to The Key Corporation. The school was successfully launched in Dallas, and has grown into a multimillion dollar civilian company in the state of Texas, due largely to Dr. Coleman’s input. As the CEO of Alamo CBD since March 2017, Dr. Coleman has regularly facilitated, sponsored and participated in many community activities. He has frequently appeared on television and at the Texas State Capital as an advocate for the Compassionate-Use Program. As a member of the Board, Dr. Coleman will contribute the benefits of his military experience treating veterans with post-traumatic stress disorder, or PTSD, and other medical conditions and will manage the Company’s medical and science policy and procedures. His contributions and deep understanding of all aspects of our business and industry will provide considerable experience in developing the Company’s medical and scientific procedures and policies.

Dr. Lang Coleman Agreements

On August 9, 2017, the Company entered into a director agreement (the “Coleman Director Agreement”) and an indemnity agreement (the “Coleman Indemnity Agreement”) with Dr. Lang Coleman.

Pursuant to the terms of the Coleman Director Agreement, Dr. Coleman shall serve as a member of the Company’s Board and will receive a stock award in such amount as determined by the Board upon the earlier of (i) 30 days from August 9, 2017 and (ii) the closing of a financing pursuant to which the Company receives a minimum of $500,000 in proceeds. In addition, Dr. Coleman shall be reimbursed for all reasonable travel and other incidental expenses incurred in the performance of his services, including attendance at meetings, as approved by the Company.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Coleman Director Agreement, and is qualified in its entirety by reference to the Coleman Director Agreement filed as Exhibit 10.5 to this Current Report on Form 8-K and is hereby incorporated by reference.

Appointment of John Seckman

On August 9, 2017, John Seckman was elected as a member of the Board.

There are no family relationships between Mr. Seckman and any of our other officers and directors.

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John Seckman has served as the Managing Partner of John Seckman & Associates since July 2016. Based in Denver Colorado, Mr. Seckman provides consulting on regulatory and business development for the cannabis industry as well as business valuation services and assistance to investors, buyers, sellers and regulators. From June 2014 to June 2016, Mr. Seckman was the Executive Director and Chief Operating Officer of LivWell Enlightened Health (“LivWell”), one of the largest marijuana business operations in the U.S. Mr. Seckman managed the day to day operations of LivWell’s Colorado operations with over 600 employees and stores across the State of Colorado. Originally hired as Senior Director of Business Development for LivWell, Mr. Seckman was promoted to Executive Director and COO and oversaw the complete restructuring of LivWell and was responsible for hiring most of LivWell’s senior management team. From January 2011 to March 2014, Mr. Seckman was Agent-In-Charge of the Colorado Marijuana Enforcement Division conducting background checks and licensing for the Colorado Department of Revenue Marijuana Enforcement Division. Mr. Seckman trained and was recertified by the State of Colorado, receiving his Colorado Police Officers Certification. Mr. Seckman was responsible for the creation of policies and procedures for the Background and Licensing units to meet the requirements set forth in the state audit report. As Agent-In-Charge, Mr. Seckman managed the staffing and implementation of the state’s recreational marijuana licensing program. Mr. Seckman has testified in both criminal and civil matters representing the state or as an expert on Colorado state marijuana regulations. Prior to 2011, Mr. Seckman had 33 years of experience as a senior executive in the private sector in both oil and gas and technology. As a member of the Board, Mr. Seckman will contribute the benefits of his executive and operational leadership, law enforcement background and regulatory background in cannabis. His contributions and deep understanding of all aspects of our business and industry will provide considerable experience in developing the Company’s cannabis business and operations as well as assisting in retaining qualified talent.

John Seckman Agreements

On August 9, 2017, the Company entered into a Director Agreement (the “Seckman Director Agreement”) and an indemnity agreement (the “Seckman Indemnity Agreement” and together with the Gutshall Indemnity Agreement, the Knebel Indemnity Agreement and the Coleman Indemnity Agreement, the “Indemnity Agreements”) with John Seckman.

Pursuant to the terms of the Seckman Director Agreement, Mr. Seckman will receive the following stock awards, provided that Mr. Seckman remains a member of the Board as of the respective award and vesting dates:

Date of award	Number of shares of common stock	Date of vesting
August 9, 2017	100,000	November 9, 2017
November 9, 2017	100,000	February 9, 2018
February 9, 2018	100,000	May 9, 2018
May 9, 2018	100,000	August 9, 2018

In addition, Mr. Seckman shall be reimbursed for all reasonable travel and other incidental expenses incurred in the performance of his services, including attendance at meetings, as approved by the Company.

The foregoing description is a summary only, does not purport to set forth the complete terms of the Seckman Director Agreement, and is qualified in its entirety by reference to the Seckman Director Agreement filed as Exhibit 10.6 to this Current Report on Form 8-K and is hereby incorporated by reference.

Indemnity Agreements

Pursuant to the terms of the Indemnity Agreements entered into with each of Rick Gutshall, Annette Knebel, Dr. Lang Coleman and John Seckman (collectively, the “Indemnitees”), the Company shall use reasonable efforts to obtain and maintain in full force and effect directors’ and officers’ liability insurance (“D&O Insurance”) in reasonable amounts from established and reputable insurers; provided, however, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage is reduced by exclusions so as to provide an insufficient benefit, or the Indemnitees are covered by similar insurance maintained by a subsidiary of the Company. In addition the foregoing, the Company will indemnify the Indemnitees from certain third party actions, derivative actions and actions where the Indemnitee is decreased; provided, however, the Company shall not be obligated to indemnify the Indemnitees for actions including, but not limited to, actions initiated by the Indemnitees, for any action in which it is determined that the material assertions made by the Indemnitee in such proceeding were not made in good faith or were frivolous, for any settlements not authorized by the Company, for any actions on the account of Indemnitees’ willful misconduct, and for any expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute; provided, further that, that the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever which have been paid directly to Indemnitee pursuant to the Company’s D&O Insurance policy.

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The foregoing description is a summary only, does not purport to set forth the complete terms of the Indemnity Agreements, and is qualified in its entirety by reference to the a form of the Indemnity Agreement filed as Exhibit 10.7 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 8.01 Other Events.

On August 9, 2017, Chad Sykes, the Company’s founder, former Chief Innovation Officer and largest shareholder canceled and returned to the unissued and authorized shares of the Company, 2,500,000 shares of the Company common stock. As a result of the cancelation of shares, the Company currently has 16,823,352 shares of common stock outstanding.

On August 10, 2017, the Company issued a press release entitled “Indoor Harvest Commences New Strategic Direction with Board Appointments.” The release is filed as exhibit 99.4 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Gutshall Director Agreement dated August 9, 2017
10.2	Gutshall Employment Agreement dated August 9, 2017
10.3	Knebel Director Agreement dated August 9, 2017
10.4	Knebel Employment Agreement dated August 9, 2017
10.5	Coleman Director Agreement dated August 9, 2017
10.6	Seckman Director Agreement dated August 9, 2017
10.7	Form of Indemnity Agreement
99.1	Letter of Resignation from John Choo dated August 9, 2017
99.2	Letter of Resignation from Chad Sykes dated August 9, 2017
99.3	Letter of Resignation from Pawel Hardej dated August 9, 2017
99.4	Press Release Dated August 10, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

INDOOR HARVEST CORP.

Date: August 14, 2017	By:	/s/ Rick Gutshall
Rick Gutshall
Interim CEO, CFO and Director

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